UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2025

Hawthorn Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	0-23636	43-1626350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102 (Address of Principal Executive Offices) (Zip Code)
573-761-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	HWBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Hawthorn Bancshares, Inc. (the "Company") held its 2025 Annual Meeting of Shareholders (the "Annual Meeting") on June 3, 2025. A total of 4,471,977 shares of the Company's common stock were present or represented by proxy at the Annual Meeting. This represented approximately 64.05% of the Company's shares of common stock that were outstanding and entitled to vote at the Annual Meeting. Three proposals were presented to the Company's shareholders at the Annual Meeting as described in Hawthorn's 2025 Proxy Statement. The final results of the shareholder vote on each of the proposals are as follows:
Proposal 1: Election of Directors. Hawthorn's shareholders elected four (4) Class III director nominees to serve a three-year term expiring at the Company's 2028 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal:

Name of Director Nominee	Number of Shares Voted "For"	Number of Shares Voted "Against"	Abstentions	Broker Non-Votes
Gregg A. Bexten	2,997,415	28,722	90,213	1,355,626
Shawna M. Hettinger	2,641,984	347,801	126,565	1,355,626
Kevin L. Riley	2,898,455	92,682	125,213	1,355,626
David T. Turner	2,910,789	115,349	90,213	1,355,626
Proposal 2: Ratification and Approval of Independent Registered Public Accounting Firm. Hawthorn's shareholders ratified the appointment of Forvis Mazars, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025:

Number of Shares Voted "For"	Number of Shares Voted "Against"	Abstentions	Broker Non-Votes
4,292,084	86,725	93,167	0
Proposal 3: Advisory (Non-binding) Vote to Approve Executive Compensation. Hawthorn's shareholders approved the compensation of the Company's executives disclosed in the proxy statement:

Number of Shares Voted "For"	Number of Shares Voted "Against"	Abstentions	Broker Non-Votes
2,903,327	86,075	126,948	1,355,626
Additional information regarding the matters voted on at the 2025 Annual Meeting is contained in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2025.
Item 8.01 Other Events.
On June 5, 2025, Hawthorn Bancshares, Inc. announced that its Board of Directors approved a new Common Stock Repurchase Program. A copy of the press release relating to such announcement is attached to this report as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

Exhibit No	Description

99.1	Press release, dated June 5, 2025, issued by Hawthorn Bancshares, Inc.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2025	Hawthorn Bancshares, Inc. By: /s/ Brent M. Giles Name: Brent M. Giles Title: Chief Executive Officer

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